AMENDMENT TO CONSULTING AGREEMENT

      Amendment (this "Amendment") made as of December 6, 2007 between Jade Art Group Inc. (the "Company") and Shuang-Hua Xu (the "Consultant"), an individual retained by the Company under that Consulting Agreement between the Company (formerly known as Vella Productions Inc.) and the Consultant (the "Consulting Agreement"), an accurate and complete copy of which is attached as an exhibit hereto.

      The parties agree to amend the Consulting Agreement to provide, as follows:

      1. In full satisfaction for the "Services" rendered by the Consultant under the Consulting Agreement, the Company hereby awards and delivers to the Consultant 1,400,000 shares of the Company's common stock, $.001 par value (the "Award Shares"). For purposes of this Amendment, the Award Shares are valued at $0.30 per share, based upon the last reported sales price for the Company's common stock on November 28, 2007, as reported by the OTC Bulletin Board.

      2. The Consultant acknowledges and agrees that the Award Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, because the Consultant is acquiring them directly from the Company, constitute "restricted securities" as that term is defined under Rule 144 of the Securities Act. Accordingly, the Consultant further acknowledges and agrees that the Award Shares may not be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Securities Act and applicable state securities laws or an exemption from the registration provisions of the Securities Act and applicable state securities laws are available with respect to the proposed sale or transfer.

      3. Subsequent to the issuance to you of the Award Shares, the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 registering for resale the Award Shares acquired by the Consultant.

      4. The Consultant represents and warrants to the Company in connection with its receipt of the Award Shares, that:

            a) the "Services" performed were not in connection with the offer or sale of the Company's securities in a capital raising transaction or promotion of the Company's securities;

            b) by reason of its engagement, the Consultant is sufficiently knowledgeable about the Company's business, management and financial affairs to evaluate, when deciding to accept the Award Shares in lieu of cash compensation, the risks and merits of an investment in the Award Shares and the Company's proposed business activities;

            c)the Company is entitled to an amount of Award Shares sufficient to satisfy the withholding obligations of the Company;

            d)the Consultant has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of an investment in the Company and the transaction contemplated by this Amendment, has relied solely upon such advisors (and not the Company) with respect to such tax consequences, and shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement; and

            e)an investment in the Award Shares involves a high degree of risk.

      5. The Consultant irrevocably and unconditionally releases the Company from all claims, promises, causes of action or similar rights of any type or nature that the Consultant has or had which in any way relate to claims for compensation relating to the "Services."

      6. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Consulting Agreement.

      7. Except as modified by this Amendment, the Consulting Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Amendment, which may be executed in counterparts, as of the day and year first indicated above.

                                        Jade Art Group Inc.


                                        By: /s/ Hua-Cai Song
                                            ------------------------------------
                                        Name: Hua-Cai Song
                                        Title:  Chief Executive Officer


                                        CONSULTANT:

                                        /s/ Shuang-Hua Xu
                                        ----------------------------------------
                                        Name:    Shuang-Hua Xu
                                        Address: #24 Chenwenyu, Bailong Village,
                                                 Huahu Town, Echeng District,
                                                 Ezhou City, Hubei Province,
                                                 P.R. China

                                                            Exhibit to Amendment

                              CONSULTING AGREEMENT

This Consulting Agreement dated 8th day of October, 2007, by and between Vella Productions Inc. (the "Company") and Shuang-Hua Xu (the "Consultant"), pursuant to which the Company do hereby retain the Consultant to provide consulting services, and the parties agree as follows:
1. Services For purpose of this Agreement, "Services" is defined as the following consulting services required by the Company:
(1) Consultant will conduct a market research and evaluation works on the education industry in China;
(2) Consultant will provide consultation and advisory services to the Company on various corporate, accounting, legal and regulatory issues;
(3) Consultant will coordinate with the Company's management team, legal counsel and other consultants on various corporate, accounting, legal and regulatory matters;
(4) Consultant will provide consultation and advisory services to the Company on strategy planning, team development, mergers and acquisition, ownership transition designing, and public reporting requirements of the Company;
(5) Consultant will research and assist the Company in its selection of professionals, including legal counsels, accounting firm, investment bankers, and other intermediary entities;
(6) Consultant will assist in the review of all corporate legal documents;
(7) Consultant will assist in analyzing accounting implications and disclosure requirements of proposed acquisitions; and
(8) such other matters as may reasonably be requested by the Client. All the Services above were not in connection with the offer or sale of the Company's securities in a capital raising transaction or promotion of the Company's securities.

2. Compensation In consideration for the above services to be provided by the Consultant for the benefit of the Company, the Consultant shall be compensated as follows:
Fee: USD 600 per hour, with an engagement time of at least 650 hours for the period starting from October 8, 2007 to December 31, 2007. All out-of-pocket expenses, including but not limited to travel expenses, telephone, fax, and printing charges shall be paid by Consultant himself (or herself). Compensation payment can be paid by shares under the terms mutually agreed upon by both parties in a future date under a separate Stock Award Agreement.

3. Term and Termination of the Engagement The term of the engagement hereunder is commencing from October 8, 2007 until December 31, 2007.

This agreement may be terminated at any time by either party with or without cause, effective upon written 30 days notice to the other party. However, termination by the Company shall not waive the obligation of the Company to pay the Consultant.


                            Amendment Exhibit Page 1

4. Independent Contractor In providing any of the services identified herein to the Company, Consultant shall be an independent contractor, and no party to this Agreement shall make any representations or statements indicating or suggesting that any joint venture, partnership, or other similar relationship exists between the Consultant and the Company. Consultant shall not be entitled to make any commitments or create any obligations on behalf of the Company.

5. Counterparts It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes. Facsimile signatures shall have the same force and effect as original signatures.

6. Confidentiality Consultant agreed to maintain as private and confidential all information and documentation that it is provided with or otherwise acquires in conjunction with the services to be provided pursuant to this Consulting Agreement.

7. Legal Matters This Consulting Agreement shall be governed by and construed in accordance with the laws of the People's Republic of China.

8. Indemnity As a result of Consultant's reliance on the information and representations provided by the Company, the Company shall indemnify and hold harmless Consultant from any and all liability and costs relating to the services to be rendered under this Consulting Agreement.

9. Additional Terms This Consulting Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be modified except by a written instrument signed by duly authorized representatives of both parties.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and the year first above written.

Agreed and Approved:
                                              Vella Productions Inc.


/s/ Shuang-Hua Xu                             By: /s/ Hui Ping Cheng
------------------------------                    ------------------------------
Shuang-Hua Xu                                     Name:  Hui Ping Cheng
                                                  Title: Chief Executive Officer


                            Amendment Exhibit Page 2